UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 31, 2025

BIOCARDIA, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-38999	23-2753988
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

320 Soquel Way Sunnyvale, California 94085
(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (650) 226-0120

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001	BCDA	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2 of this chapter) ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01         Regulation FD Disclosure.

On March 31, 2025, BioCardia, Inc. issued a press release clarifying that its call addressing the two-year CardiAMP-HF results will be held today, Monday, March 31, 2025 at 4:30pm EDT.

To access the call:
Participants can register for the conference by navigating to https://dpregister.com/sreg/10194429/fdf5f0e427. Please note that registered participants will receive their dial-in number upon registration. For those who have not registered, to listen to the call by phone, interested parties within the U.S. should call 1-833-316-0559 and international callers should call 1-412-317-5730 and ask to be connected to the BioCardia call. All callers should dial in approximately 10 minutes prior to the scheduled start time and ask to be joined into the BioCardia call. The conference call will also be available through a live webcast, which can be accessed through the following link: https://event.choruscall.com/mediaframe/webcast.html?webcastid=fyO2WNaO.

A webcast replay of the call will be available approximately one hour after the end of the call at the above links. To access the replay internationally, please use the link https://services.choruscall.com/ccforms/replay.html. A telephonic replay of the call will be available and may be accessed by calling 1-877-344-7529 (domestic), 1-412-317-0088 (international) or 855-669-9658 (Canada) by using access code 6220156.

A copy of the press release is attached hereto as Exhibit 99.1 to this current report on Form 8-K.

The information in this Item 7.01, including Exhibit 99.1 attached hereto, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of such section, nor shall it be deemed incorporated by reference in any filing under the Exchange Act or the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

Item 9.01   Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
99.1 104	BioCardia, Inc. press release dated March 31, 2025 Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BIOCARDIA, INC.

/s/ Peter Altman, Ph.D.
Peter Altman, Ph.D.
President and Chief Executive Officer

Date: March 31, 2025